===========================================================================

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                          _______________________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 5, 1996
                                               (April 2, 1996)



                           NEW PLAN REALTY TRUST
___________________________________________________________________________
            (Exact Name of Registrant as Specified in Charter)


      Massachusetts                  0-7532                13-1995781
___________________________________________________________________________
(State or Other Jurisdiction       (Commission            (IRS Employer
    of Incorporation)             File Number)         Identification No.)


1120 Avenue of the Americas, New York, New York               10036
___________________________________________________________________________
        (Address of Principal Executive Offices)           (Zip Code)


    Registrant's telephone number, including area code (212) 869-3000
                                                       ____________________


___________________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


===========================================================================

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 1996


                                        NEW PLAN REALTY TRUST

                                        By: /s/ Michael I. Brown
                                            __________________________
                                            Michael I. Brown
                                            Chief Financial Officer and
                                            Controller

Item 5.   Other Events

          New Plan Realty Trust (the "Trust") purchased four properties for an aggregate purchase price of approximately $31.2 million, all of which was paid in cash. Additional information regarding the four properties, including the dates of acquisition, is set forth below.


                                Occupancy
                                  As of                             Gross
                 Date of         Date of                            Leas-
                 Acqui-          Acqui-                             able
Property         sition   Acres  sition    Seller          Units    Area
________         ______   _____ _________  ______          _____   _______

Country Place    4/2/96     27    98%      Continental      312      N/A
Apartments                                 Real
Nashville, TN                              Estate

Cedar Bluff      5/1/96     32    98%      Cedar Bluff      192      N/A
Apartments                                 Associates LLC
Knoxville, TN

Delhi Shopping   5/22/96    15    96%      Erlene Wurster   N/A    166,000
Center
Cincinnati, OH

Miller Crest     6/3/96     16    97%      Miller Crest     121      N/A
Apartments                                 Apartments LP
Johnson City, TN                           and Miller
                                           Crest Land LP
===========================================================================

     Audited statements of revenue and certain operating expenses for the year ended October 31, 1995 and pro forma financial information reflecting the acquisition of the four properties are included in this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Statements and
Exhibits.

          (a) and (b)    Financial Statements of Businesses Acquired and
                         Pro Forma Financial Information

          1. Reports of Eichler, Bergsman & Co., LLP, Independent Certified Public Accountants, dated April 3, 1996 and May 29, 1996.

          2. Certain properties acquired - Historical summaries of revenues and certain operating expenses for the year ended October 31, 1995.

          3. In addition, the following pro forma financial information is provided to reflect all four properties acquired:

               (i) New Plan Realty Trust and Subsidiaries - Information Pursuant to Rule 3-14 of Regulation S-X.

               (ii) New Plan Realty Trust and Subsidiaries - Pro forma
                    condensed consolidated financial statements
                    (unaudited):

                    (a) Pro forma condensed consolidated statements of income for the year ended July 31, 1995 and the six months ended January 31, 1996.

                    (b) Condensed consolidated balance sheet as of January 31, 1996.

                    (c) Notes to pro forma condensed consolidated financial statements.

     c.   Exhibits

          Included herewith is Exhibit No. 23, the Consent of the Independent Accountants.

New Plan Realty Trust
1120 Avenue of the Americas
New York, NY 10036

                       INDEPENDENT AUDITORS' REPORT

We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Country Place Apartments (the "Property") for the year ended October 31, 1995. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


Eichler, Bergsman & Co., LLP
New York, New York
April 3, 1996

                        CERTAIN PROPERTIES ACQUIRED
       HISTORICAL SUMMARY OF REVENUES AND CERTAIN OPERATING EXPENSES
                    FOR THE YEAR ENDED OCTOBER 31, 1995
                              (In Thousands)




Rental Income                                     $1,722

     Repairs and maintenance            $288
     Real estate taxes                   104
     Other operating expenses            318         710
                                        ____      ______

Excess of revenues over
  certain operating expenses                      $1,012
                                                  ======




NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relates to the operations of Country Place Apartments (the "Property") while under ownership previous to New Plan Realty Trust. The Property is a residential apartment complex.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

New Plan Realty Trust
1120 Avenue of the Americas
New York, NY 10036

                       INDEPENDENT AUDITORS' REPORT

We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Miller Crest Apartments, Cedar Bluff Apartments and Delhi Shopping Center (the "Properties") for the year ended October 31, 1995. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


Eichler, Bergsman & Co., LLP
New York, New York
May 29, 1996

                        CERTAIN PROPERTIES ACQUIRED
       HISTORICAL SUMMARY OF REVENUES AND CERTAIN OPERATING EXPENSES
                    FOR THE YEAR ENDED OCTOBER 31, 1995
                              (In Thousands)




Rental Income                                     $3,267

     Repairs and maintenance            $287
     Real estate taxes                   269
     Other operating expenses            328         884
                                        ____      ______

Excess of revenues over
  certain operating expenses                      $2,383
                                                  ======




NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relates to the operations of Miller Crest Apartments, Cedar Bluff Apartments and Delhi Shopping Center (the "Properties") while under ownership previous to New Plan Realty Trust. Two of the Properties are residential apartment complexes, and one of the Properties is a shopping center.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for the years ended October 31 under existing commercial operating leases at the shopping center being reported on are approximately as follows (in thousands):

             1996 - $1,247              1999 - $1,100
             1997 -  1,138              2000 -  1,053
             1998 -  1,132        thereafter -  8,855

The above assumes that all leases which expire are not renewed, therefore neither renewal rentals nor rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volumes, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursement.

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
            INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

     Management's assessment of the four properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the four properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable operating income and funds generated from the operation of the acquired four properties for the year ended October 31, 1995 based on the Historical Summary of Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the four properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.


Estimates of taxable operating income (In Thousands)

Operating income before depreciation expense                    $3,395

Less:

Estimated depreciation                                             624
                                                                ______
Estimated taxable operating income                              $2,771
                                                                ======

Estimates of funds generated:

Estimated taxable operating income                              $2,771

Add:  Estimated depreciation                                       624
                                                                ______
Estimate of funds generated                                     $3,395
                                                                ======
_______________________

b. Estimated taxable income for New Plan Realty Trust (including the four properties) for the year ended July 31, 1995 is approximately the same as Pro Forma net income and Revised Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
    NOTES TO ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED
                     FROM CERTAIN PROPERTIES ACQUIRED
                                (UNAUDITED)



Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                (UNAUDITED)

     The following unaudited condensed consolidated balance sheet as of January 31, 1996 reflects the acquisition of the four properties.

     The pro forma condensed consolidated statements of income for the year ended July 31, 1995 and the six months ended January 31, 1996 reflect the acquisition of the four properties as if the transaction had occurred on August 1, 1994. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of the four properties.

     The unaudited pro forma condensed consolidated financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed consolidated statements of income may not be indicative of the results that would have actually occurred had the acquisition been made on the date indicated. Also, it may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with New Plan Realty Trust's audited consolidated financial statements as of July 31, 1995 and for the year then ended and the accompanying notes (which are contained in the Trust's Form 10-K for the year ended July 31, 1995) and its unaudited consolidated financial statements as of January 31, 1996 and for the six months then ended (which are contained in the Trust's Form 10-Q for the period ended January 31, 1996) and the accompanying notes.

                                         NEW PLAN REALTY TRUST AND SUBSIDIARIES
                            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                YEAR ENDED JULY 31, 1995

                                       (In thousands except for per share amounts)

                                                                                   PREVIOUSLY REPORTED(5)
                                       HISTORICAL    PRO FORMA                   HISTORICAL    PRO FORMA     REVISED
                         AS REPORTED   ACQUISITION   ADJUSTMENTS     PRO FORMA   ACQUISITION   ADJUSTMENTS   PRO FORMA
                         ___________   ___________   ___________     _________   ___________   ___________   _________

Rental Revenues             $126,448      $4,989                      $131,437     $16,090                   $147,527
Interest And Dividends         4,128                  ($1,200) (2,3)     2,928                    ($155)        2,773
                            __________________________________        ________     _______        _____      ________
                             130,576       4,989       (1,200)         134,365      16,090         (155)      150,300
Operating Expenses            43,343       1,594                        44,937       4,788                     49,725
Depreciation Expense          15,055                      624  (2,4)    15,679                     2,132       17,811
Interest Expense               7,174                       72  (2,3)     7,246                     2,016        9,262
                            __________________________________        ________     _______       ______      ________
                              65,004       3,395       (1,896)          66,503      11,302       (4,303)       73,502
Other Deductions               2,516                                     2,516                                  2,516
Other Income                     228                                       228                                    228
                            __________________________________        ________     _______       ______      ________
Net Income                  $ 62,716      $3,395      ($1,896)        $ 64,215     $11,302      ($4,303)     $ 71,214

                            ==================================        ========     =======       ======      ========

Net Income Per Share        $   1.19                                  $   1.21                               $   1.25
Average Shares Outstanding    52,894                                    52,894                     4,060       56,954


See Accompanying Notes To Pro Forma Condensed Consolidated Financial Statements (Unaudited)


                                         NEW PLAN REALTY TRUST AND SUBSIDIARIES
                            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                            SIX MONTHS ENDED JANUARY 31, 1996

                                       (In thousands except for per share amounts)

                                                                                   PREVIOUSLY REPORTED(5)
                                       HISTORICAL    PRO FORMA                   HISTORICAL    PRO FORMA     REVISED
                         AS REPORTED   ACQUISITION   ADJUSTMENTS     PRO FORMA   ACQUISITION   ADJUSTMENTS   PRO FORMA
                         ___________   ___________   ___________     _________   ___________   ___________   _________

Rental Revenues              $76,398      $2,495                       $78,893      $8,045       ($2,005)     $84,933
Interest And Dividends         2,920                   ($600) (2,3)      2,320                       (78)       2,242
                            _________________________________         ________     _______        ______     ________
                              79,318       2,495        (600)           81,213       8,045        (2,083)      87,175
Operating Expenses            26,619         797                        27,416       2,394          (546)      29,264
Depreciation Expense           9,302                     312  (2,4)      9,614                       969       10,583
Interest Expense               8,456                      36  (2,3)      8,492                       651        9,143
                            _________________________________         ________     _______        ______     ________
                              34,941       1,698        (948)           35,691       5,651        (3,157)      38,185
Other Deductions               1,438                                     1,438                                  1,438
Other Income                     783                                       783                                    783
                            _________________________________         ________     _______        ______     ________
Net Income                   $34,286      $1,698       ($948)          $35,036      $5,651       ($3,157)     $37,530
                            =================================         ========     =======        ======     ========

Net Income Per Share         $   .62                                   $   .64                                $   .65
Average Shares Outstanding    55,131                                    55,131                     2,323       57,454


See Accompanying Notes To Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                          AS OF JANUARY 31, 1996
                              (In Thousands)



                                                 PRO FORMA           PRO
                                AS REPORTED(1)   ADJUSTMENTS (1)    FORMA
                                ___________      ___________        ______

ASSETS:

  REAL ESTATE                     $828,847         $31,200        $860,047
  CASH, CASH EQUIVALENTS,
   MARKETABLE SECURITIES AND
   OTHER INVESTMENTS                30,158         (30,000)            158
  OTHER                             43,474                          43,474
                                  ________         _______        ________

    TOTAL ASSETS                  $902,479          $1,200        $903,679
                                  ========          ======        ========

LIABILITIES:

  MORTGAGES PAYABLE               $ 44,939                        $ 44,939
  NOTES PAYABLE                    179,422          $1,200         180,622
  OTHER LIABILITIES                 22,220                          22,220
                                  ________         _______        ________
                                   246,581           1,200         247,781
SHAREHOLDERS' EQUITY               655,898                         655,898
                                  ________         _______        ________

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY              $902,479          $1,200        $903,679
                                  ========          ======        ========

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                  NEW PLAN REALTY TRUST AND SUBSIDIARIES
                NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                     FINANCIAL STATEMENTS (UNAUDITED)


1. Pro Forma Adjustments reflect the acquisition of the four properties using cash on hand and borrowings under the Trust's line of credit.

2. Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended July 31, 1995 and the six months ended January 31, 1996 include adjustments to rental revenue and interest income and operating, interest and depreciation expense to reflect the acquisition of the four properties as if they had been acquired on August 1, 1994. (See Notes 4 and 5.)

3. Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended July 31, 1995 and for the six months ended January 31, 1996 include a reduction in interest income due to the use of cash on hand to purchase the aforementioned properties and an increase in interest expense due to an increase in borrowings to partially finance such acquisitions. The interest rate used for calculating the interest expense was 6%, an estimate of the cost of borrowing. The interest rate used for calculating the reduction in interest income was 4%, representing the average rate of interest earned on the Trust's cash balances.

4. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

5. Refer to the Trust's Current Report on Form 8-K/A Amendment No. 2 dated March 19, 1996 for previously reported amounts.

                               EXHIBIT INDEX



Exhibit Number                  Description                      Page

     23               Consent of Independent Accountants

                                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT ACCOUNTANTS



          We consent to the incorporation by reference in the registration statements of New Plan Realty Trust on Forms S-3 (File Nos. 33-58596, 33-61383 and 33-60315) and on Forms S-8 (33-57946 and 33-59077) of our reports dated April 3, 1996 and May 29, 1996, on our audits of the Historical Summary of Revenues and Certain Operating Expenses of certain properties acquired by New Plan Realty Trust (the "Trust") for the year ended October 31, 1995, which are included in this Current Report on Form 8-K dated
June 5, 1996.



                                            EICHLER,BERGSMAN & CO., LLP


New York, New York
June 5, 1996